               SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 17, 1995, between ENCORE COMPUTER CORPORATION, a Delaware corporation ("Borrower"), and GOULD ELECTRONICS INC., an Ohio corporation ("Lender"), which amends and restates in its entirety the Amended and Restated Credit Agreement, dated as of March 17, 1995, between Borrower and Lender (the "Amended and Restated Credit Agreement") which amended and restated in its entirety the Uncommitted Loan Agreement, dated as of December 21, 1994, between Borrower and Lender (the "Original Agreement").


                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, on the date hereof, the outstanding principal balance of Original Loans under the Amended and Restated Credit Agreement is $55,000,000; and

               WHEREAS, on the date hereof, the outstanding principal balance of Revolving Loans under the Amended and Restated Credit Agreement is $21,879,322.23; and

               WHEREAS, on the date hereof, the Maximum Amount of Revolving Loan under the Amended and Restated Credit Agreement is $25,000,000; and

               WHEREAS, pursuant to the Master Purchase Agreement, dated as of the date hereof (the "Master Purchase Agreement"), between Lender and Borrower, $55,000,000 principal amount of Original Loans shall be exchanged by Lender for shares of Series G Convertible Preferred Stock of Borrower; and

               WHEREAS, in connection with the execution of the Master Purchase Agreement, Lender and Borrower have agreed to amend and restate the Amended and Restated Credit Agreement to provide that Lender shall have no obligation to but may, in its absolute and sole discretion, loan up to $20,000,000 to Borrower hereunder, in addition to the $25,000,000 Maximum Amount of Revolving Loan under the Amended and Restated Credit Agreement, in order to provide funds which Borrower may use for general corporate purposes;


               NOW, THEREFORE, Borrower and Lender hereby agree to amend and restate the Amended and Restated Credit Agreement in its entirety as follows:

          1.   DEFINED TERMS
               -------------
               1.01 Definitions.  (a) As used in this Agreement, the
                    -----------
     following terms have the following meanings:

               "Amended and Restated Credit Agreement" shall have the
                -------------------------------------
     meaning given to that term in the recitals to this Agreement.

               "Affiliate" shall mean as to any Person, any other Person
                ---------
     who directly or indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event:
                                           --------
     (i) any Person who owns directly or indirectly ten percent (10%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or ten percent (10%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and (ii) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be, respectively, an Affiliate of Borrower. Notwithstanding the foregoing definition, in no event shall Lender or Japan Energy Corporation or any Affiliate of either be deemed to be an Affiliate of Borrower or of any of its Subsidiaries.

               "Agreement" shall mean this Second Amended and Restated
                ---------
     Credit Agreement, as the same may be extended, renewed, amended, modified or supplemented from time to time.

               "Business Day" shall mean any day other than a Saturday, a
                ------------
     Sunday, a day on which banks in New York, New York are authorized or required by law to close or a day on which Lender's corporate headquarters are closed.

               "Capital Lease Obligations" shall mean, as to any Person,
                -------------------------
     the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

               "CERCLA" shall mean the Comprehensive Environmental
                ------
     Response, Compensation and Liability Act of 1980, as amended.

               "Code" shall mean the Internal Revenue Code of 1986, as
                ----
     amended from time to time.

               "Consolidated Subsidiary" shall mean, as to any Person, each
                -----------------------
     Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be

     (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

               "Default" shall mean any of the events specified in
                -------
     subsection 9.01 hereof, whether or not any requirement for the giving of notice, the lapse of time or both, or any other condition, has been satisfied.

               "Encore Certificate of Designations Letter" shall mean the
                -----------------------------------------
     Encore Certificate of Designations Letter, dated December 21, 1994, from Lender to Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time

               "Encore International" shall mean Encore Computer
                --------------------
     International, Inc., a Delaware corporation.

               "Encore Puerto Rico" shall mean Encore Computer de Puerto
                ------------------
     Rico, Inc., a Delaware corporation.

               "Encore U.S." shall mean Encore Computer U.S., Inc., a
                -----------
     Delaware corporation.

               "ERISA" shall mean the Employee Retirement Income Security
                -----
     Act of 1974, as amended from time to time.

               "ERISA Group" shall mean Borrower and all members of a
                -----------
     controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414 of the Code.

               "Event of Default" shall mean any one of the events
                ----------------
     specified in subsection 9.01 hereof.

               "Fifth Mortgage Modification (Brevard)" shall mean the Fifth
                -------------------------------------
     Mortgage Modification and Security Agreement, dated as of March 17, 1995, between Encore U.S. and Borrower, relating to property in Brevard County, Florida as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Fifth Mortgage Modification (Broward)" shall mean the Fifth
                -------------------------------------
     Mortgage Modification and Security Agreement, dated as of March 17, 1995, between Encore U.S. and Borrower, relating to property in Broward County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Foreign Subsidiary" shall have the meaning given to that
                ------------------
     term in the Security Agreement.

               "Fourth Amended and Restated Registration Agreement" shall
                --------------------------------------------------
     mean the Fourth Amended and Restated Registration Agreement, dated as of December 21, 1994, between Lender and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Fourth Mortgage Modification (Brevard)" shall mean the
                --------------------------------------
     Fourth Mortgage Modification and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Borrower, relating to property in Brevard County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Fourth Mortgage Modification (Broward)" shall mean the
                --------------------------------------
     Fourth Mortgage Modification and Security Agreement, dated as of December 21, 1994, between Encore U.S. and Borrower, relating to property in Broward County, Florida, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "GAAP" shall mean generally accepted accounting principles
                ----
     in the United States of America in effect from time to time.

               "IBJ" shall mean The Industrial Bank of Japan, Limited.
                ---
               "Indebtedness" shall mean as to any Person at any date
                ------------
     (without duplication) (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments; (ii) all obligations of such Person to pay the deferred purchase price of property or services (other than wages), except trade accounts payable under normal trade terms and which arise, and accrued expenses incurred, in the ordinary course of business; (iii) all Capital Lease Obligations of such Person; (iv) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; (v) all obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks or other financial institutions for the account of such Person; and (vi) all Indebtedness of others to the extent guaranteed by such Person.

               "Intellectual Property License Agreement" shall mean the
                ---------------------------------------
     Intellectual Property License Agreement, dated as of January 28, 1991, among Lender, Borrower and Encore U.S., as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Intellectual Property License Agreement Amendment" shall
                -------------------------------------------------
     mean the Intellectual Property License Agreement Amendment, substantially in the form annexed hereto as Exhibit D, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Lien" shall mean, with respect to any asset, (i) any
                ----
     mortgage, deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such asset.

               "Loan Documents" shall mean this Agreement, the Master
                --------------
     Revolving Note, the Monthly Revolving Term Notes, the Master

     Uncommitted Loan Note, the Monthly Uncommitted Loan Notes, the Master Purchase Agreement (and other documents executed in connection therewith), the Security Agreement, the Security Documents, the Master Amendment Agreement, the Standstill Agreement, the Fourth Mortgage Modification (Brevard), the Fifth Mortgage Modification (Brevard), the Sixth Mortgage Modification (Brevard), the Fourth Mortgage Modification (Broward), the Fifth Mortgage Modification (Broward), the Sixth Mortgage Modification (Broward), the Fourth Amended and Restated Registration Agreement, the Intellectual Property License Agreement Amendment, the Encore Certificate of Designations Letter and all documents delivered or to be delivered under or pursuant to any of the foregoing, as each of the same may be amended, modified, supplemented, extended or renewed.

               "Loans" shall mean the Revolving Loans together with the
                -----
     Uncommitted Loans.

               "Master Amendment Agreement" shall mean the Master Amendment
                --------------------------
     Agreement, dated as of December 21, 1994, among Lender, Borrower, Encore International, Encore U.S. and Encore Puerto Rico, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Master Purchase Agreement" shall have the meaning given to
                -------------------------
     that term in the recitals to this Agreement.

               "Master Revolving Note" shall mean the Master Revolving
                ---------------------
     Note, substantially in the form annexed hereto as Exhibit A-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Master Uncommitted Loan Note" shall mean the Master
                ----------------------------
     Uncommitted Loan Note, substantially in the form annexed hereto as Exhibit B-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Maturity Date" shall mean the earlier of (a) April 16, 1996
                -------------
     or (b) the date, if any, upon which the Loans shall become due and payable pursuant to subsection 4.01 or 9.02 hereof.

               "Maximum Amount of Revolving Loans" shall mean $25,000,000.
                ---------------------------------
               "Maximum Amount of Uncommitted Loans" shall mean
                -----------------------------------
     $20,000,000.

               "Monthly Revolving Term Note" shall mean a Monthly Revolving
                ---------------------------
     Term Note, substantially in the form annexed hereto as Exhibit A-2, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "Monthly Term Notes").
                                           ------------------
               "Monthly Uncommitted Loan Note" shall mean a Monthly
                -----------------------------
     Uncommitted Loan Note, substantially in the form annexed hereto as Exhibit B-2, as the same may be amended, modified, supplemented, extended or renewed from time to time (collectively, the "Monthly
                                                               -------
     Uncommitted Loan Notes").
     ----------------------
               "Notes" shall mean the collective reference to the Master
                -----
     Revolving Note, the Monthly Revolving Term Notes, the Master Uncommitted Loan Note and the Monthly Uncommitted Loan Notes.

               "Obligations" shall mean all loans (including the Loans),
                -----------
     debts, liabilities, obligations, covenants and duties of any kind and nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement, the Notes or the other Loan Documents, or under any other agreement contemplated herein or therein or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise) owing to Lender by Borrower or any of its Subsidiaries, absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, but is not limited to, all interest, charges, expenses, attorneys' fees and other sums charged to Borrower or any of its Subsidiaries under this Agreement, the Notes or any other Loan Document.

               "Original Agreement" shall have the meaning given to that
                ------------------
     term in the recitals to this Agreement.

               "Original Loans" shall mean the loans in an aggregate
                --------------
     principal amount of $55,000,000 made by Lender to Borrower pursuant to the terms of the Original Agreement.

               "Person" shall mean any corporation, natural person, joint
                ------
     venture, partnership, trust, unincorporated organization, government or department or agency of a government.

               "Plan" shall mean an employee benefit plan or other plan
                ----
     maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA.

               "Prime Rate" shall mean a fluctuating rate per annum equal
                ----------
     to the rate of interest most recently announced by IBJ at its principal office in New York City as its prime lending rate.

               "Revolving Credit Agreement" shall have the meaning given to
                --------------------------
     that term in the recitals to this Agreement.

               "Revolving Loan" shall mean loans made by Lender to Borrower
                --------------
     pursuant to Section 3 hereof.

               "Revolving Notes" shall mean the collective reference to the
                ---------------
     Master Revolving Note and the Monthly Revolving Term Notes.

               "Security Agreement" shall mean the Amended and Restated
                ------------------
     General Security Agreement, dated as of January 28, 1991, among Lender, Borrower, and Encore U.S., as amended, modified, supplemented, extended or renewed from time to time, including, without limitation, as amended by the Master Amendment Agreement.

               "Security Documents" shall have the meaning given to that
                ------------------
     term in the Security Agreement.

               "Sixth Mortgage Modification (Brevard)" shall mean the Sixth
                -------------------------------------
     Mortgage Modification and Security Agreement, dated as of the date hereof, between Encore U.S. and Borrower relating to property in Brevard County, Florida, in the form annexed hereto as Exhibit E-1, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Sixth Mortgage Modification (Broward)" shall mean the Sixth
                -------------------------------------
     Mortgage Modification and Security Agreement, dated as of the date hereof, between Encore U.S. and Borrower relating to property in Broward County, Florida, in the form annexed hereto as Exhibit E-2, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Standstill Agreement" shall mean the Standstill Agreement,
                --------------------
     dated as of December 21, 1994, between Lender and Borrower, as the same may be amended, modified, supplemented, extended or renewed from time to time.

               "Subordinated Indebtedness" shall mean Indebtedness for
                -------------------------
     which Borrower is directly and primarily liable, in respect of which none of its Subsidiaries is contingently or otherwise obligated and which is subordinated to the obligations of Borrower to pay principal of and interest on the Loans and the Notes hereunder on terms, and which contains other terms (including interest, financial covenants and amortization provisions), in form and substance satisfactory to, and approved in writing by, Lender.

               "Subordinated Loan Agreement" shall mean the Subordinated
                ---------------------------
     Loan Agreement dated as of March 23, 1990 between Borrower and IBJ as previously amended and assigned to EFI, pursuant to an Assignment Agreement, dated as of March 27, 1992 between IBJ and EFI, as the same may hereafter be amended, modified, supplemented, extended or renewed.

               "Subsidiary" shall mean (i) a corporation of which Borrower
                ----------
     owns, directly or indirectly, more than 50% of the ordinary voting power for the election of directors and (ii) any partnership, association, joint venture or other entity in which Borrower and/or one or more subsidiaries of Borrower has any general partnership interest or more than a 50% equity interest at the time.

               "Uncommitted Loan" shall mean loans made by Lender to
                ----------------
     Borrower pursuant to Section 2 hereof.

               "Uncommitted Loan Notes" shall mean the collective reference
                ----------------------
     to the Master Uncommitted Loan Note and the Monthly Uncommitted Loan
     Notes.


               (b) As used in this Agreement, the following terms have the respective meanings assigned to such terms in the Revolving Credit
     Agreement: Capital Expenditures, Cash Flow, Debt Service Fixed Charges Ratio, Interest Expense, Investment, Leverage Ratio, Tangible Net Worth/Subordinated Debt and Total Liabilities.


          2.   UNCOMMITTED LOANS
               -----------------
               2.01  Uncommitted Loans.  Subject to the terms and
                     -----------------
     conditions of this Agreement, Lender may, in its absolute and sole discretion, and without obligation to do so, make Uncommitted Loans to Borrower upon Borrower's request from time to time, provided that the aggregate of all Uncommitted Loans shall not exceed the Maximum Amount of Uncommitted Loans. Lender does not have any commitment to make any Uncommitted Loans hereunder.

               2.02 Manner of Borrowing.  Unless otherwise agreed to by
                    -------------------
     Lender, each Uncommitted Loan shall be in the amount of Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess of that amount and shall be made on notice from Borrower to Lender of a request for an Uncommitted Loan given not later than 12:00 (noon) New York City time two (2) Business Days prior to the date of the proposed Uncommitted Loan. Each such notice of a requested Uncommitted Loan shall be by telephone, confirmed immediately by the delivery by hand or facsimile to Lender of a Request for Loan, in the form annexed hereto as Exhibit C, properly completed, specifying therein the requested date (which must be a Business Day) and amount of such Uncommitted Loan and certifying that (a) there is no Default or Event of Default under this Agreement and (b) the total amount of all the Uncommitted Loans does not exceed the Maximum Amount of Uncommitted Loans (a "Request for Uncommitted Loan"). The information set forth in such Request for Uncommitted Loan shall be conclusive against Borrower (but not against Lender). Each Request for Uncommitted Loan by Borrower hereunder shall be deemed a representation by Borrower to Lender that the conditions to such Uncommitted Loan set forth in Section 8 hereof have been satisfied. Each Request for Uncommitted Loan shall be reviewed by Lender on a case by case basis and the decision whether or not to make the requested Uncommitted Loan shall be made by Lender in its absolute and sole discretion and irrespective of the fact that Borrower may be in compliance with all the terms and conditions set forth herein or in any of the other Loan Documents. Lender reserves the right to refuse summarily any Request for Uncommitted Loan without any review. Borrower shall be promptly notified of Lender's approval or denial of each Request for Uncommitted Loan. If a Request for Uncommitted Loan is approved by Lender, not later than 3:00 p.m. New York City time on the date such Uncommitted Loan is requested to be made and upon fulfillment of the applicable conditions set forth in this Agreement, Lender will make such Uncommitted Loan available to Borrower by wire transfer of the amount of such Uncommitted Loan to Borrower's account at The Industrial Bank of Japan, Limited, New York Branch (Account
     No. 2051-14033, Attention: Ms. Monica Biereder) or to such other account as Borrower may from time to time designate.

               2.03 Notes.  Each Uncommitted Loan shall be initially
                    -----
     evidenced by a single Master Uncommitted Loan Note payable to the order of Lender. On the first Business Day of each month, commencing with September 1995, the aggregate principal amount of the Uncommitted Loans made during the previous month, if any, together with the obligation to pay interest thereon, evidenced by the Master Uncommitted Loan Note shall, upon execution by Borrower of a Monthly Uncommitted Loan Note (with respect to such month) payable to the order of Lender, be evidenced by such Monthly Uncommitted Loan Note and no longer be evidenced by the Master Uncommitted Loan Note. Each borrowing, prepayment and transfer between the Master Uncommitted Loan Note and a Monthly Uncommitted Loan Note hereunder shall be recorded by Lender on the schedule attached to the Note or Notes applicable thereto; provided, however, that no failure to make such notation
              --------  -------
     shall in any way modify the obligation of Borrower to repay any of its Obligations under this Agreement and the Notes.


          3.   REVOLVING LOAN FACILITY
               -----------------------
               3.01 The Loans.  Subject to the terms and conditions of this
                    ---------
     Agreement, Lender agrees to make Revolving Loans to Borrower upon its request from time to time, provided the aggregate of all Revolving Loans outstanding at any one time hereunder shall at no time exceed the Maximum Amount of Revolving Loans then in effect. Within the limits of the Maximum Amount of Revolving Loans, Borrower may borrow, repay or prepay and reborrow the Revolving Loan pursuant to this
     Section 3.

               3.02 Manner of Borrowing.  Unless otherwise agreed to by
                    -------------------
     Lender, each Revolving Loan shall be in the amount of Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess of that amount and shall be made on notice from Borrower to Lender given not later than 12:00 (noon) New York City time two (2) Business Days prior to the date of the proposed Revolving Loan. Each such notice of a requested Revolving Loan shall be by telephone, confirmed immediately by the delivery by hand or facsimile to Lender of a Request for Loan, in the form annexed hereto as Exhibit C, properly completed, specifying therein the requested date (which must be a Business Day) and amount of such Revolving Loan and certifying that (a) there is no Default or Event of Default under this Agreement and (b) the total amount of all the outstanding Revolving Loans does not exceed the Maximum Amount of Revolving Loans (a "Request for Revolving Loan"). The information set forth in such Request for Revolving Loan shall be conclusive against Borrower (but not against Lender). Each Request for Revolving Loan by Borrower hereunder shall be deemed a representation by Borrower to Lender that the conditions to such Revolving Loan set forth in Section 8 hereof have been satisfied. Not later than 3:00 p.m. New York City time on the date such Revolving Loan is requested to be made and upon fulfillment of the applicable conditions set forth in this Agreement to the satisfaction of Lender, Lender will make such Revolving Loan available to Borrower by wire transfer of the amount of such Revolving Loan to Borrower's account at The Industrial Bank of Japan, Limited, New York Branch (Account No. 2051-14033, Attention: Ms. Monica Biereder) or to such other account as Borrower may from time to time designate.

               3.03 Notes.  Each Revolving Loan shall be initially
                    -----
     evidenced by a single Master Revolving Note payable to the order of Lender. On the first Business Day of each month, commencing with April 1995, the aggregate principal amount of the Revolving Loans made during the previous month, if any, together with the obligation to pay interest thereon, evidenced by the Master Revolving Note shall, upon execution by Borrower of a Monthly Revolving Term Note (with respect to such month) payable to the order of Lender, be evidenced by such Monthly Revolving Term Note and no longer be evidenced by the Master Revolving Note. Each borrowing, prepayment and transfer between the Master Revolving Note and a Monthly Revolving Term Note hereunder shall be recorded by Lender on the schedule attached to the Revolving Note or Revolving Notes applicable thereto; provided, however, that no
                                                 --------  -------
     failure to make such notation shall in any way modify the obligation of Borrower to repay any of its Obligations under this Agreement and the Revolving Notes.


          4.   PROVISIONS RELATING TO LOANS
               ----------------------------
               4.01 Payment in Full.  Borrower may terminate this Agreement
                    ---------------
     without penalty by paying to Lender the full unpaid principal amount of the Loans outstanding, all interest due and owing thereon, and any other amounts due and owing hereunder and by delivering written notice of such termination to Lender. Any such notice by Borrower shall be irrevocable.

               4.02 Payment of Interest.  Borrower shall accrue monthly in
                    -------------------
     arrears on the first Business Day of the next succeeding calendar month, interest on the average daily unpaid principal amount on each Note outstanding during the prior month, at a rate equal to the Prime Rate plus 2% per annum. In addition, Borrower shall pay, on the date of any prepayment of the principal amount of the Loans, accrued interest on the amount prepaid to the date of prepayment. Interest hereunder and under the Notes shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               4.03 Prepayment.  From time to time Borrower may prepay any
                    ----------
     Note, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable notice to Lender, specifying the date (which, in the case of a Monthly Uncommitted Loan Note or a Monthly Revolving Term Note, shall be the last Business Day of a month) and amount of prepayment, provided, however, that any prepayment shall be
                           --------  -------
     in a minimum principal amount of the lesser of (i) $500,000 or an integral multiple thereof or (ii) the entire unpaid principal amount of such Note then outstanding. Any and all amounts prepaid by Borrower pursuant to this subsection shall be applied first to reduce accrued interest and then to outstanding principal amount of the Note or Notes selected to be prepaid by Borrower. Amounts of Uncommitted Loans which are prepaid may not be reborrowed and amounts of Revolving Loans which are prepaid may be reborrowed.

               4.04 Interest after Default.
                    ----------------------
                    (a) If an Event of Default shall occur and so long as such Event of Default shall continue, whether or not the maturity of any Obligation has been accelerated, the rate of interest then applicable to the Loans shall immediately be increased by an additional two percent (2%) per annum above the interest rate otherwise then in effect hereunder.

                    (b) Anything in this Agreement or in the Notes to the contrary notwithstanding, the obligation of Borrower to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be paid to Lender to the extent that the charging or receipt thereof would not be permissible under applicable law. Any such amount of interest that is not paid as a result of the limitation referred to in the preceding sentence shall be carried forward and paid by Borrower to Lender as additional interest on the earliest date or dates on which any interest is payable hereunder and on which the receipt of such additional interest is permissible under applicable law.

               4.05 Payments.  All payments to be made hereunder (whether
                    --------
     of principal, interest, legal expenses, fees, costs, indemnities or otherwise) by Borrower to Lender shall be made in immediately available funds not later than 12:00 (noon), New York City time to Lender at its account at National City Bank, Cleveland, Ohio (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate and shall be made free and clear of all present or future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and without deduction, diminution, offset or counterclaim.

               4.06 Payment of Principal and Interest.  The full amount of
                    ---------------------------------
     the outstanding principal and all accrued but unpaid interest on the Loans and all other amounts due and owing shall be paid to Lender on the Maturity Date.

               4.07 Use of Proceeds.  All proceeds of the Loans shall be
                    ---------------
     used by Borrower for (i) working capital purposes in the ordinary course of Borrower's business and (ii) general corporate purposes.

          5.   REPRESENTATIONS AND WARRANTIES OF BORROWER
               ------------------------------------------
               Borrower represents and warrants to Lender that:

               5.01 Integrated Group.  Borrower and its Subsidiaries are
                    ----------------
     engaged as an integrated group in the business of manufacturing, distributing, selling and leasing computer hardware and software and related products and servicing customer needs in respect thereof, and in furnishing the required supplies, services, equipment, credit and other facilities for such integrated operation. The Borrower and each of its Subsidiaries expects to derive benefit, directly or indirectly, from the Loans, both in its separate capacity and as a member of the integrated group, since the successful operation of Borrower and each of its Subsidiaries is dependent on the continued successful performance of the functions of the integrated group as a whole.

               5.02 Corporate Existence.  The Borrower and each of its
                    -------------------
     Subsidiaries (a) is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and
     (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify, singly or in the aggregate, would have a material adverse effect on its financial condition, operations or business.

               5.03 Security Documents.  Each of the representations and
                    ------------------
     warranties made by Borrower or any of its Subsidiaries in each of the Security Documents is true and complete in all material respects on the date hereof with the same effect as if made on the date hereof and borrower hereby confirms and acknowledges that, without the necessity of any further action by any party (other than the filing of the Sixth Mortgage Modification (Brevard) and Sixth Mortgage Modification (Brevard)), the Liens granted by Borrower in favor of Lender pursuant to the Loan Documents (a) are unimpaired and continue to be fully perfected security interests in favor of Lender and (b) continue to constitute collateral security for Borrowers Obligations to Lender under the Loan Documents.

               5.04 Corporate Authority; No Contravention.  The execution,
                    -------------------------------------
     delivery and performance of this Agreement, the Notes, the Loan Documents and all other instruments and documents to be delivered by Borrower or any of its Subsidiaries hereunder or thereunder and the creation of all Liens created under the Loan Documents are within Borrower's or its respective Subsidiaries' corporate power, have been duly authorized by all necessary or proper corporate action (including the consent of stockholders where required), are not in contravention of any agreement or indenture to which Borrower or any of its Subsidiaries is a party or by which it or any of them is bound, or of the Articles of Incorporation or By-Laws of Borrower or any of its Subsidiaries, and are not in contravention of any provision of law and the same do not require the consent or approval of any governmental body, agency, authority or any other Person which has not been obtained and a copy thereof furnished to Lender.

               5.05 Binding Effect.  This Agreement and each of the other
                    --------------
     Loan Documents have been duly executed and delivered on behalf of Borrower and each of its Subsidiaries who are parties thereto and this Agreement, the Notes and each of the other Loan Documents when executed and delivered by Borrower or any Subsidiary, as the case may be, will constitute, legal, valid and binding obligations of Borrower and such Subsidiary, each enforceable against the Borrower or such Subsidiary, as the case may be, in accordance with its respective terms.

               5.06 Financial Condition.  The consolidated balance sheets
                    -------------------
     of the Borrower and its Consolidated Subsidiaries as at April 2, 1995, and the related statements of income and cash flows for the three months ended on such date, included in Borrower's Report on Form 10-Q for the quarter ended April 2, 1995, which has been filed with the Securities and Exchange Commission comply with the requirements of Form 10-Q, are correct and present fairly the financial condition of the Borrower and its Consolidated Subsidiaries as at such date, and the consolidated results of their operations for the three months then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Except as disclosed in that Form 10-Q, since December 31, 1994, there has been no material adverse change in the consolidated financial condition, operations or business of Borrower and its Subsidiaries taken as a whole.

               5.07 Securities and Exchange Commission Filings.  Borrower's
                    ------------------------------------------
     annual report on Form 10-K for the year ended December 31, 1994, its quarterly report on Form 10-Q for the period ended April 2, 1995 and its definitive proxy statement dated May 13, 1995, each as filed with the Securities and Exchange Commission, each (a) contains all the information it is required by the applicable form or rules promulgated by the Securities and Exchange Commission to contain, and (b) does not include a misstatement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

               5.08 Disclosure.  No representation or warranty made by
                    ----------
     Borrower or any of its Subsidiaries in this Agreement, any other Loan Document or in any other document furnished from time to time in connection herewith or therewith contains, or will contain, any misrepresentation of a material fact or omits, or will omit, to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which materially adversely affects, or which reasonably could be expected in the future to materially adversely affect, the business, operations, or financial condition of Borrower or any of its Subsidiaries or the ability of Borrower or any of its Subsidiaries to perform its obligations under this Agreement or any other Loan Document to which Borrower or any of its Subsidiaries is a party.

               5.09 Taxes.  Except as set forth on Schedule 5.09 annexed
                    -----
     hereto, (i) Borrower and its Subsidiaries have filed or will cause to be filed when due (taking account of extensions) all tax returns (Federal, State or local) required to be filed and paid all taxes shown thereon to be due including interest and penalties or has provided adequate reserves therefor; (ii) no material assessments which are not reserved against and are unpaid have been made against Borrower or any of its Subsidiaries by any taxing authority nor has any claim of any penalty or deficiency been made by any such authority and (iii) no Federal or other income tax return of Borrower is presently being examined by the Internal Revenue Service or any State or local tax authority nor are the results of any prior examination by the Internal Revenue Service or any State or local tax authority being contested by Borrower.

               5.10 Litigation.  Except as set forth on Schedule 5.10
                    ----------
     annexed hereto, no action, suit, proceeding or investigation is now pending or, to the knowledge of Borrower, is threatened against Borrower or any of its Subsidiaries or any of their respective property at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of the Federal or State government or of any municipal government or any agency or subdivision thereof, or before any arbitrator or panel of arbitrators (a) which, if adversely determined, may have a material adverse impact on the financial condition or business of Borrower and its Subsidiaries, taken as a whole, or could materially impair the ability of Borrower or any of its Subsidiaries to perform its Obligations hereunder or under the Loan Documents to which it is a party (except as disclosed in Borrower's annual report on Form 10-K for the year ended
     December 31, 1994, or its quarterly report for the period ended March 31, 1995, in either case as filed with the Securities Exchange Commission, or on Schedule 5.10 annexed hereto) or (b) which questions or would question the validity of this Agreement or any of the Loan Documents to which Borrower or any of its Subsidiaries is a party.

               5.11 Title to Properties; Liens.  Borrower and each of its
                    --------------------------
     Subsidiaries has good title to all of its respective assets free and clear of any Lien except Liens in favor of Lender, Liens permitted under Article 5.05 of the Security Agreement and other Liens in favor of Lender. Borrower and each of its Subsidiaries possesses, or has the entitlement to use, all trademarks, trade names, trade styles, copyrights and patents necessary to enable Borrower and its Subsidiaries to conduct their respective businesses as they are presently being conducted or as Borrower intends that they be conducted hereafter without any infringement or conflict with the rights of any other Person.

               5.12 Indebtedness.  Upon consummation of the transactions
                    ------------
     contemplated hereunder, neither Borrower nor any of its Subsidiaries will have outstanding any Indebtedness, other than Indebtedness permitted under Section 7.01(c) hereof. Neither Borrower nor any of its Subsidiaries has any contingent or long term liability or commitment which would materially adversely affect its business or its financial condition that has not been disclosed to Lender in writing.

               5.13 No Default.  Neither Borrower nor any of its
                    ----------
     Subsidiaries is in violation of, or in default under, any provision of any material contract or agreement to which it is a party or is bound. No Default or Event of Default has occurred and is continuing.

               5.14 ERISA.  Each member of the ERISA Group has fulfilled
                    -----
     its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan, and has not incurred any liability to the Pension Benefit Guaranty Corporation or a Plan under Title IV of ERISA.

               5.15 Investment Company Act.  Neither Borrower nor any of
                    ----------------------
     its Subsidiaries is an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

               5.16 Subsidiaries.  Schedule 5.16 annexed hereto states the
                    ------------
     name of each of Borrower's Subsidiaries, its jurisdiction of incorporation and the percentage of its voting stock owned by Borrower and/or its Subsidiaries. Borrower and each Subsidiary has good and marketable title to all of the shares it purports to own of the stock of each Subsidiary, free and clear in each case of any Lien, other than the Liens in favor of Lender. All such shares have been duly issued and are fully paid and non-assessable. Encore International has no assets other than its ownership of the Subsidiaries shown on
     Schedule 5.16. Encore Puerto Rico has no assets (other than certain intercompany receivables and cash balances which do not exceed in the aggregate $16,800,000) and conducts no business.

               5.17 Environmental Matters.  Except as described on Schedule
                    ---------------------
     5.17 annexed hereto, Borrower and each of its

     Subsidiaries have complied in all material respects with, and are currently in compliance in all material respects with, all environmental laws, ordinances, orders or decrees of any state, Federal, municipal or other governmental authority, including any Federal, state or local governmental law, the failure to comply with which would singly or in aggregate have a material adverse effect on the consolidated financial condition, operations, business or prospects of Borrower and its Subsidiaries or on Borrower's or any Subsidiary's ability to perform its Obligations under this Agreement or any other Loan Document to which it is a party; no solid or hazardous or toxic wastes or hazardous substances (as defined in CERCLA, and the Superfund Amendments and Reauthorization Act of 1986, as amended, or under any successor or similar law or any applicable state or local law) are processed, discharged, stored, treated, disposed of, or managed at any facility owned, leased or operated by Borrower or any of its Subsidiaries or, at the request or behest of Borrower or any Subsidiary, at any adjoining site, so as to require a license, permit or authorization of any type from any governmental authority other than licenses which have been obtained or where the failure to obtain such licenses could not have a material adverse effect on Borrower and its Subsidiaries, taken as a whole. No claim has been made against Borrower or any of its Subsidiaries or, to the best of Borrower's knowledge, against any predecessor in respect of any "facility" owned, leased or operated by it, under CERCLA as amended and in effect, or under a Federal, state, local or municipal statute, ordinance or regulation in respect of the environment, or by the Environmental Protection Agency or by any Federal, state, local or municipal enforcement agency having jurisdiction over the protection of the environment, or by any private Person bringing an action in respect of or under any law designed to protect the environment.

          6.   AFFIRMATIVE COVENANTS
               ---------------------
               (a) Section 6 of the Revolving Credit Agreement is incorporated herein by reference in its entirety, as Sections 6.01 through 6.08 hereof, with the same effect as though set forth at length herein.

               (b) Within 15 days of the date of this Agreement, Borrower shall deliver to Lender endorsements to existing mortgagee policies issued by Chicago Title Insurance Company in favor of Lender with respect to the properties covered by the Sixth Mortgage Modification (Brevard) and the Sixth Mortgage Modification (Broward) in form and substance satisfactory to Lender.

          7.   NEGATIVE COVENANTS
               ------------------
               (a) Section 7 of the Revolving Credit Agreement is incorporated herein by reference in its entirety as Sections 7.01 through 7.12 hereof with the same effect as though set forth at length herein; provided, that Lender hereby waives any Default or Event of
             --------
     Default resulting solely from the failure by Borrower to comply with
     Section 7.12(a),(b),(c) and (e) from December 31, 1994 to and including January 1, 1996.

               (b) The proceeds of the Revolving Loans will not be used for any purpose other than (i) to fund ordinary needs of Borrower and its Subsidiaries or (ii) for general corporate purposes.


          8.   CONDITIONS PRECEDENT
               --------------------
               8.01 Effectiveness of Agreement; Initial Loans.  As
                    -----------------------------------------
     conditions precedent to the effectiveness of this Agreement and the making of the initial Revolving Loan, Borrower shall deliver to Lender the following documents duly executed and in form and substance satisfactory to Lender and its counsel:

                    (a)  this Agreement;

                    (b)  the Master Revolving Note and Monthly
          Revolving Term Notes in the amount of $902,250.00 dated April 1, 1995; $4,322,722.22 dated May 1, 1995;
          $4,222,222.23 dated June 1, 1995; $4,413,277.78 dated July
          1, 1995, $5,318,850.00 dated August 1, 1995 and $2,700,000 dated August 17, 1995;

                    (c)  the Master Uncommitted Loan Note;

                    (d) the Intellectual Property License Agreement Amendment No. 3;

                    (e)  Sixth Mortgage Modification (Brevard);

                    (f)  Sixth Mortgage Modification (Brevard);

                    (g) endorsements to existing mortgagee policies issued by Chicago Title Insurance Company in favor of Lender with respect to the properties covered by the Fourth Mortgage Modification (Brevard), Fifth Mortgage Modification (Brevard), Fourth Mortgage Modification (Broward) and Fifth Mortgage Modification (Broward);

                    (h) Master Purchase Agreement and all documents executed and delivered in connection therewith;

                    (i) all Intellectual Property (as defined in the Intellectual Property License Agreement) shall have been placed in escrow in accordance with the terms of paragraph 3 of the Intellectual Property Agreement; and

                    (j) a certificate from an appropriate officer of Borrower certifying that, to the best knowledge of such officer,
          (i) the representations and warranties contained in Article 5 of this Agreement are true and complete in all material respects as of the date hereof with the same effect as though made on that date and (ii) no Default or Event of Default has occurred and is continuing or would result from the execution or delivery of this Agreement, the Master Revolving Note, the Master Uncommitted Loan Note or any other Loan Document and the transactions contemplated hereby and thereby;

                    (k) a certificate from an appropriate officer of each of Encore U.S. and Encore International certifying that, to the best knowledge of such officer, the representations and warranties contained in each of the Loan Documents to which the relevant aforementioned entity is a party, after giving effect to this Agreement and the agreements contemplated hereby, are true and complete in all material respects as of the date hereof;

                    (l) a Secretary's Certificate or an Assistant Secretary's Certificate for each of Borrower and Encore U.S., certifying (i) the corporate resolutions of the Board of Directors of each entity authorizing the transactions contemplated by this Agreement and each of the documents referred to in this Section 8.01 to which each is a party,
          (ii) that there have been no changes to the By-Laws of each entity since December 21, 1994, and that such By-Laws remain in full force and effect, and (iii) that there have been no changes to the Certificate of Incorporation of each entity since delivery of such Certificate of Incorporation to Lender on or about December 21, 1994;

                    (m) good standing certificates for the following entities in the following jurisdictions:

                      (i)     Encore - Delaware; and

                     (ii)     Encore U.S. - Delaware, Florida and
                              Massachusetts;

                    (n) an opinion by Messrs. Weil, Gotshal & Manges, special counsel to Borrower, in substantially the form annexed hereto as Exhibit F-1;

                    (o) an opinion by Mary Macomber, Esq., general counsel to Borrower, in substantially the form annexed hereto as Exhibit F-2;

                    (p) a certificate of Borrower's Secretary or Assistant Secretary as to the incumbency of the officers executing this Agreement, the Notes and any other documents required hereby;

                    (q) a certificate of the Secretary or Assistant Secretary of Encore U.S. certifying as to the incumbency of the officers executing the agreements required to be executed hereby to which it is a party;

                    (r)  such other documents and instruments as
          Lender may reasonably request.

               8.02  Additional Conditions to Loans.  The following
                     ------------------------------
     additional conditions shall be satisfied as conditions precedent to the effectiveness of this Agreement and making of each Revolving Loan, including the initial Revolving Loan:

                      (i) on the first Business Day of each month, commencing with September 1995, Lender shall have received a Monthly Revolving Term Note (with respect to Revolving Loans, if any, made during the previous month) payable to the order of Lender substantially in the form of Exhibit A-2;

                     (ii) on the first Business Day of each month, commencing with September 1995, Lender shall have received a Monthly Uncommitted Loan Note (with respect to Uncommitted Loans, if any, made during the previous month) payable to the order of Lender substantially in the form of Exhibit B-2;

                    (iii) no Default or Event of Default shall have occurred and be continuing;

                     (iv) all representations and warranties of Borrower herein shall be true and complete in all material respects at the date of such Revolving Loan with the same effect as though made on that date except to the extent such representations and warranties are made only as of a specific earlier date; and

                      (v) Borrower shall have delivered to Lender such other documents and instruments as Lender may reasonably request.


          9.   EVENTS OF DEFAULT
               -----------------
               9.01 Events of Default.  Each of the following shall
                    -----------------
     constitute an Event of Default:

                    (a) Borrower shall fail to make payment when due of any Obligation (other than interest) under this Agreement or any of the Notes or Borrower shall fail to make payment of any interest under this Agreement or any of the Notes within five (5) days of the date due; or

                    (b) (i) Borrower shall fail to comply with any covenant contained in Section 6.02 to 6.08 or Section 7 of this Agreement or in Section 6 of the Pledge Agreement; or
          (ii) Borrower or Encore U.S. shall fail to comply with any covenant contained in Articles 4 or 5 of the Security Agreement; or (iii) any Subsidiary shall fail to comply with any covenant contained in the Subsidiary Guaranty or in
          Section 6 of any Subsidiary Pledge Agreement (as the terms Pledge Agreement, Subsidiary Guaranty and Subsidiary Pledge Agreement are defined in the Security Agreement) or any such covenant as to which it has agreed to be bound, and any such failure referred to in clauses (i), (ii) or (iii) shall continue for a period of five (5) days; or

                    (c) Borrower or any Subsidiary shall fail to comply with any term, condition or covenant, of or in this Agreement or in any other Loan Document except for any failure covered by (a) or (b) above, and any such failure (if capable of remedy) continues for a period of fifteen
          (15) days after notice thereof from Lender to Borrower; or

                    (d) Any representation or warranty made or deemed made by Borrower in this Agreement or by Borrower or any Subsidiary in any other Loan Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto, shall be false or misleading in any material respect on any date as of which made; or

                    (e)  Borrower or any Subsidiary shall become
          insolvent, make an assignment for the benefit of its creditors, suspend business or any voluntary or involuntary case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, relief of debtors or reorganization, shall be commenced with regard to Borrower or any Subsidiary; or

                    (f) A receiver shall be appointed for all or any material portion of the assets of Borrower or any Subsidiary; or

                    (g)  One or more judgments for more than an
          aggregate of One Hundred Thousand Dollars ($100,000) or its equivalent in foreign currencies shall be entered against Borrower or any Subsidiary and shall not be stayed, vacated, bonded, paid, or discharged within thirty (30) days, except a judgment where the claim is fully covered by insurance and the insurance company has accepted liability therefor; or

                    (h) Any "Reportable Event" as defined under Title IV of ERISA occurs which Lender in good faith reasonably determines could constitute grounds for the termination of any Plan thereby resulting in liability to Borrower or the Pension Benefit Guaranty Corporation in excess of One Hundred Thousand Dollars ($100,000), or if the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or

                    (i) Borrower or any Subsidiary shall fail to pay any amount due with respect to any Indebtedness having an outstanding aggregate principal amount in excess of One Hundred Thousand Dollars ($100,000) or its equivalent in a foreign currency (other than Indebtedness hereunder) or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to any such Indebtedness or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or is required to be prepaid, prior to the stated maturity thereof; or

                    (j)  Any Federal tax Lien is filed of record
          against Borrower and is not discharged within thirty (30) days; or

                    (k)  Borrower's independent public accountants
          shall refuse to deliver an unqualified opinion with respect to the financial statements required by this Agreement;
          provided, that delivery of such an opinion with an emphasis
          --------
          of a matter similar to the opinions delivered prior to the date hereof shall not constitute an Event of Default; or

                    (l) There shall occur after the date hereof any material violation by Borrower or any Subsidiary of the Borrower of any Federal, State, local or municipal law, statute, ordinance, rule or regulation designed to protect the environment; or

                    (m)  The termination of employment of Kenneth
          Fisher as Chief Executive Officer and Chairman of the Board of Directors of Borrower without the prior written consent of Lender.

               9.02 Default Remedies.  Upon the occurrence of any Event of
                    ----------------
     Default, Lender may declare the Loans and all other Obligations to be immediately due and payable, whereupon the same shall become so due and payable, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived; provided, however,
                                                     --------  -------
     that if the Event of Default set forth in clause (e) of subsection
     9.01 shall occur, then without any notice to Borrower or any other act by Lender the Loans and all other Obligations shall become immediately due and payable. Upon the occurrence of any Event of Default, in addition to all of its other rights under this Agreement, the Security Agreement and the other Loan Documents, Lender shall have any and all rights available to it by operation of law or otherwise (which rights shall be cumulative).


          10.  GENERAL PROVISIONS
               ------------------
             10.01 Notices.  Except as otherwise provided herein, any
                   -------
     notice or other communication required or permitted to be given under this Agreement must be in writing and will be deemed effective when delivered in person or sent by facsimile, if promptly confirmed in writing, or on the third business day after the day on which mailed by first class mail, postage prepaid, from within the United States of America, to the following addresses:

               If to Lender:

                    Gould Electronics Inc.
                    35129 Curtis Boulevard
                    Eastlake, Ohio  44095
                    Attention:  Thomas N. Rich
                    Facsimile Number: (216) 953-5014

               With a copy to:

                    David W. Bernstein, Esq.
                    Rogers & Wells
                    200 Park Avenue
                    New York, New York  10166
                    Facsimile Number: (212) 878-8375

               If to Borrower:

                    Encore Computer Corporation
                    6901 West Sunrise Boulevard
                    Fort Lauderdale, Florida  33313
                    Attention:  Kenneth G. Fisher
                    Facsimile Number: (305) 797-5719

               With a copy to:

                    Warren T. Buhle, Esq.
                    Weil, Gotshal & Manges

                    767 Fifth Avenue
                    New York, N.Y.  10153
                    Facsimile Number:  (212) 310-8007


               10.02 Amendment; Waiver.  No provision of this Agreement may
                     -----------------
     be amended, modified or waived except in writing signed by the party to be charged. No failure by Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor preclude any other or future exercise thereof.

               10.03 Integration.  This Agreement and the other agreements
                     -----------
     to which it refers constitute the complete agreement between Lender and Borrower with respect to the Loans. This Agreement replaces any and all proposals, commitments, promises or other agreements with respect to the affording by Lender to Borrower or any of its Subsidiaries of the Loans or any other loans to be used for the same purposes as the Loans. Nothing contained in this Agreement, however, shall limit Borrower's obligations under any Loan Document (including, without limitation, the Security Agreement) or shall affect the rights or obligations of the Lender or the Borrower under the Intellectual Property License Agreement).

               10.04 Successors and Assigns.  This Agreement shall be
                     ----------------------
     binding upon and shall be enforceable by Borrower, Lender and their respective successors, except that Borrower shall have no right to assign any of its rights or delegate any of its obligations hereunder. Lender may assign to any Affiliate of Lender (or to any financial institution, with the consent of Borrower which consent shall not be unreasonably withheld) all or any part of, or any interest (undivided or divided) in, Lender's rights and benefits under this Agreement, and to the extent of that assignment such assignee shall have the same rights and benefits against Borrower hereunder as it would have had if such assignee were Lender hereunder; provided, such assignment does
                                          --------
     not result in any increase in Borrower's costs under this Agreement or any of the Notes.

               10.05 Expenses; Documentary Taxes; Indemnification.
                     --------------------------------------------
               (a) Borrower shall reimburse Lender for all out-of-pocket expenses of Lender, including without limitation the disbursements and reasonable fees of counsel, incurred by Lender in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents and the recordation and perfection of any Lien granted to Lender thereunder, (ii) the disbursement of the Loans,
     (iii) any amendment, waiver, modification or supplement to this Agreement or any other Loan Document, (iv) any prepayment, refinancing or other restructuring of the Loans, and (v) the administration and enforcement of this Agreement or any other Loan Document. Such expenses shall be reimbursed on demand whether or not Lender gives notice of an Event of Default or demands acceleration of the Loans or takes any other action to enforce the provisions of this Agreement or of any other Loan Document. Borrower shall indemnify Lender against any fees, transfer taxes, documentary, intangible, personal property or other taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any other Loan Document or in connection with the perfection or recording of any Lien granted to Lender under the Security Agreement or any of the Security Documents.

                    (b) Borrower agrees to indemnify Lender and hold Lender harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by Lender in connection with any investigative, administrative or judicial proceeding (whether or not Lender shall be designated a party thereto) relating to or arising out of this Agreement or any of the other Loan Documents or any actual or proposed use of proceeds of Loans hereunder; provided that Lender shall not
                                         --------
     have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

               10.06 Counterparts.  This Agreement may be signed in any
                     ------------
     number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

               10.07 Headings.  The headings contained in this Agreement
                     --------
     are for convenience of reference only and shall not affect the construction hereof.

               10.08 GOVERNING LAW; SUBMISSION TO JURISDICTION.  THIS
                     -----------------------------------------
     AGREEMENT AND THE NOTES AND ALL TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK. IF ANY SUIT IS INSTITUTED BY LENDER TO ENFORCE THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF AND TO THE LAYING OF VENUE IN ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO TRANSFER OR CHANGE THE VENUE FROM ANY SUCH
     COURT IN THE STATE OF NEW YORK OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER IN ACCORDANCE WITH THIS AGREEMENT OR ANY OF THE NOTES. IN ANY ACTION WHICH MAY BE INSTITUTED AGAINST IT ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES, BORROWER HEREBY CONSENTS TO THE SERVICE OF PROCESS BY THE MAILING THEREOF BY REGISTERED OR CERTIFIED MAIL TO THE ADDRESS SET FORTH IN SUBSECTION 10.01 ABOVE.

               10.09 WAIVER OF JURY TRIAL.  EACH OF LENDER AND BORROWER
                     --------------------
     HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE NOTES. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SUBSECTION HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION HEREWITH.

               IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first written above.


                            ENCORE COMPUTER CORPORATION


                              By: ROBERT P. WATSON
                                  ---------------------------
                                  Title:


                             GOULD ELECTRONICS INC.


                              By: MICHAEL C. VEYSEY
                                  ---------------------------
                                  Title: S.V.P.

                                                  Exhibit A-1
                                                  -----------


                              MASTER REVOLVING NOTE

     $25,000,000                                         New York, New York
                                                            August 17, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) TWENTY FIVE MILLION DOLLARS ($25,000,000), or, if less, (b) the aggregate unpaid principal amount of all Loans not evidenced by Monthly Revolving Term Notes, all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Revolving Term Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

               This Note is a continuation, extension and replacement of the Master Revolving Note, dated March 17, 1995, made by

     Borrower in favor of Lender in the aggregate principal amount of $25,000,000.

               All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

               This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

               Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            ENCORE COMPUTER CORPORATION



                            By: ROBERT P. WATSON
                               --------------------------------
                               Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                                SCHEDULE OF LOANS
                                -----------------

          Date of        Principal       Prepayment     Outstanding
           Loan          Amount of      of Principal      Balance
                           Loan

                                                    Exhibit A-2
                                                    -----------


                           MONTHLY REVOLVING TERM NOTE
                                  [MONTH, YEAR]

     $_____________                                      New York, New York
                                                      ____________ __, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of ________________________ DOLLARS ($_______________), all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Revolving Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

               This Note is a continuation, extension and replacement of the Monthly Revolving Note, dated ________ 1, 199_, made by

     Borrower in favor of Lender in the aggregate principal amount of $_____________.

               All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

               This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

               Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                         ENCORE COMPUTER CORPORATION



                          By:
                             --------------------------------
                             Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                                SCHEDULE OF LOANS
                                -----------------

          Date of        Principal       Prepayment     Outstanding
           Loan          Amount of      of Principal      Balance
                           Loan

                                                            Exhibit B-1
                                                            -----------

                          MASTER UNCOMMITTED LOAN NOTE

     $20,000,000                                         New York, New York
                                                            August 17, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement) the principal amount of (a) TWENTY MILLION DOLLARS ($20,000,000), or, if less, (b) the aggregate unpaid principal amount of all Uncommitted Loans not evidenced by Monthly Uncommitted Loan Notes, all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Uncommitted Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and a Monthly Uncommitted Loan Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Uncommitted Loans hereunder.

               All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.


               This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

               Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                        ENCORE COMPUTER CORPORATION



                        By: ROBERT P. WATSON
                           --------------------------------
                           Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                                SCHEDULE OF LOANS
                                -----------------

          Date of        Principal       Prepayment     Outstanding
           Loan          Amount of      of Principal      Balance
                           Loan

                                                         Exhibit B-2
                                                         -----------

                          MONTHLY UNCOMMITTED LOAN NOTE
                                  [MONTH, YEAR]

     $_____________                                      New York, New York
                                                      ____________ __, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of ________________________ DOLLARS ($_______________), all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Uncommitted Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Uncommitted Loan Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Uncommitted Loans hereunder.

               All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

               This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

               Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                          ENCORE COMPUTER CORPORATION



                           By:
                              --------------------------------
                              Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                                SCHEDULE OF LOANS
                                -----------------

          Date of        Principal       Prepayment     Outstanding
           Loan          Amount of      of Principal      Balance
                           Loan

                                                       Exhibit C
                                                       ---------


     Gould Electronics Inc.
     35129 Curtis Boulevard
     Eastlake, Ohio  44095
     Attention:  John Monaco

     Re:       Request for Loan
               ----------------
               Pursuant to Subsection [2.02][3.02] of the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Encore Computer Corporation and Gould Electronics Inc. (the "Loan Agreement"), the undersigned hereby gives you irrevocable notice that
     it requests that a Loan in the amount of                  Dollars ($
                                               ---------------           --

                ) be made on                      .
     -----------             ---------------------
               We hereby confirm that (i) all representations and warranties contained in Section 5 of the Loan Agreement are true and complete in all material respects on the date hereof with the same effect as if made on the date hereof, (ii) that no Default or Event of Default exists under the Loan Agreement as of the date hereof and
     (iii) the aggregate principal amount outstanding of all [Uncommitted Loans] [Revolving Loans], after giving effect to the request for Loan herein, does not exceed the [Maximum Amount of Uncommitted Loans][Maximum Amount of Revolving Loans].

               Capitalized terms used herein but not defined shall have the respective meanings given to them in the Loan Agreement.

                Dated this      day of                    .
                           ----        -------------------

                                           ENCORE COMPUTER CORPORATION


                                           By:
                                              -------------------------
                                             Name:
                                              Title:

     ======================================================================








                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of August 17, 1995

                                     between

                           ENCORE COMPUTER CORPORATION

                                       and

                             GOULD ELECTRONICS INC.


















     ======================================================================

                                                       Exhibit D
                                                       ---------
                                 AMENDMENT NO. 3

               AMENDMENT NO. 3, dated as of August 17, 1995 (the
     "Amendment"), to the Intellectual Property License Agreement, dated as of January 28, 1991, between Encore Computer Corporation, Encore Computer U.S., Inc. and Gould Electronics Inc. (as successor to Gould Inc.) (as amended, modified and otherwise supplemented, the "Intellectual Property Agreement").

                              W I T N E S S E T H:
                              - - - - - - - - - -
               WHEREAS, the parties hereto desire to amend certain provisions of the Intellectual Property Agreement as provided herein;

               NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1.     Amendment of Paragraph 5(b).  Paragraph 5(b)
                              ---------------------------
     of the Intellectual Property Agreement is hereby amended by inserting at the end of the first sentence thereof the following phrase "; provided, however, that the Encore Exclusive Period shall not
     --------  -------
     terminate prior to December 31, 1995".

               SECTION 2.     Limited Effect.  Except as expressly amended
                              --------------
     hereby, all of the provisions of the Intellectual Property Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

               SECTION 3.     Counterparts.  This Amendment may be signed
                              ------------
     in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

               SECTION 4.     Governing Law.  This Amendment and the rights
                              -------------
     and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              ENCORE COMPUTER CORPORATION

                                   ROBERT P. WATSON
                              By:  __________________________________
                                   Name:
                                   Title:

                              ENCORE COMPUTER U.S., INC.



                              By:  __________________________________
                                   Name:
                                   Title:


                              GOULD ELECTRONICS INC.

                                   MICHAEL C. VEYSEY
                              By:  __________________________________
                                   Name:
                                   Title:

                                TABLE OF CONTENTS


                                                                       PAGE

     1.   DEFINED TERMS  . . . . . . . . . . . . . . . . . . . . . . .    1
          1.01 Definitions . . . . . . . . . . . . . . . . . . . . . .    1

     2.   UNCOMMITTED LOANS  . . . . . . . . . . . . . . . . . . . . .    8
          2.01 Uncommitted Loans . . . . . . . . . . . . . . . . . . .    8
          2.02 Manner of Borrowing . . . . . . . . . . . . . . . . . .    8
          2.03 Notes . . . . . . . . . . . . . . . . . . . . . . . . .    9

     3.   REVOLVING LOAN FACILITY  . . . . . . . . . . . . . . . . . .    9
          3.01 The Loans . . . . . . . . . . . . . . . . . . . . . . .    9
          3.02 Manner of Borrowing . . . . . . . . . . . . . . . . . .    9
          3.03 Notes . . . . . . . . . . . . . . . . . . . . . . . . .   10

     4.   PROVISIONS RELATING TO LOANS . . . . . . . . . . . . . . . .   10
          4.01 Payment in Full . . . . . . . . . . . . . . . . . . . .   10
          4.02 Payment of Interest . . . . . . . . . . . . . . . . . .   10
          4.03 Prepayment  . . . . . . . . . . . . . . . . . . . . . .   11
          4.04 Interest after Default  . . . . . . . . . . . . . . . .   11
          4.05 Payments  . . . . . . . . . . . . . . . . . . . . . . .   11
          4.06 Payment of Principal and Interest . . . . . . . . . . .   11
          4.07 Use of Proceeds . . . . . . . . . . . . . . . . . . . .   12

     5.   REPRESENTATIONS AND WARRANTIES OF BORROWER . . . . . . . . .   12
          5.01 Integrated Group  . . . . . . . . . . . . . . . . . . .   12
          5.02 Corporate Existence . . . . . . . . . . . . . . . . . .   12
          5.03 Security Documents  . . . . . . . . . . . . . . . . . .   12
          5.04 Corporate Authority; No Contravention . . . . . . . . .   12
          5.05 Binding Effect  . . . . . . . . . . . . . . . . . . . .   13
          5.06 Financial Condition . . . . . . . . . . . . . . . . . .   13
          5.07 Securities and Exchange Commission Filings  . . . . . .   13
          5.08 Disclosure  . . . . . . . . . . . . . . . . . . . . . .   13
          5.09 Taxes . . . . . . . . . . . . . . . . . . . . . . . . .   14
          5.10 Litigation  . . . . . . . . . . . . . . . . . . . . . .   14
          5.11 Title to Properties; Liens  . . . . . . . . . . . . . .   14
          5.12 Indebtedness  . . . . . . . . . . . . . . . . . . . . .   15
          5.13 No Default  . . . . . . . . . . . . . . . . . . . . . .   15
          5.14 ERISA . . . . . . . . . . . . . . . . . . . . . . . . .   15
          5.15 Investment Company Act  . . . . . . . . . . . . . . . .   15
          5.16 Subsidiaries  . . . . . . . . . . . . . . . . . . . . .   15
          5.17 Environmental Matters . . . . . . . . . . . . . . . . .   15

     6.   AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . .   16

     7.   NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . . .   16

     8.   CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . .   17
          8.01 Effectiveness of Agreement; Initial Loans . . . . . . .   17
          8.02 Additional Conditions to Loans  . . . . . . . . . . . .   18

     9.   EVENTS OF DEFAULT  . . . . . . . . . . . . . . . . . . . . .   19
          9.01 Events of Default . . . . . . . . . . . . . . . . . . .   19
          9.02 Default Remedies  . . . . . . . . . . . . . . . . . . .   21

     10.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . .   22
          10.01 Notices  . . . . . . . . . . . . . . . . . . . . . . .   22
          10.02 Amendment; Waiver  . . . . . . . . . . . . . . . . . .   22
          10.03 Integration  . . . . . . . . . . . . . . . . . . . . .   22
          10.04 Successors and Assigns . . . . . . . . . . . . . . . .   23
          10.05 Expenses; Documentary Taxes; Indemnification . . . . .   23
          10.06 Counterparts . . . . . . . . . . . . . . . . . . . . .   24
          10.07 Headings . . . . . . . . . . . . . . . . . . . . . . .   24
          10.08 GOVERNING LAW; SUBMISSION TO JURISDICTION  . . . . . .   24
          10.09 WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . .   24


     EXHIBIT A-1      -     Master Revolving Note

     EXHIBIT A-2      -     Monthly Master Term Note

     EXHIBIT B-1      -     Master Uncommitted Loan Note

     EXHIBIT B-2      -     Monthly Uncommitted Loan Note

     EXHIBIT C        -     Form of Request for Loan

     EXHIBIT D        -     Intellectual Property License Agreement
                                        Amendment

     EXHIBIT E-1      -     Sixth Mortgage Modification and Security
                                  Agreement (Brevard)

     EXHIBIT E-2      -     Sixth Mortgage Modification and Security
                                  Agreement (Broward)

     EXHIBIT F-1      -     Opinion of Special Counsel to Borrower

     EXHIBIT F-2      -     Opinion of General Counsel to Borrower



     SCHEDULE 5.09          -     Taxes

     SCHEDULE 5.10          -     Litigation

     SCHEDULE 5.16          -     Subsidiaries

     SCHEDULE 5.17          -     Environmental Matters

     SCHEDULE 6.01(c)       -     Indebtedness

     SCHEDULE 6.01(d)       -     Intercompany Indebtedness

                              MASTER REVOLVING NOTE
     ----------------------------------------------


     $25,000,000                                         New York, New York
     ----------------------------------------------------------------------
                                                            August 17, 1995
     ----------------------------------------------------------------------





               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware
     ---------------------------------------------------------------------
     corporation with its executive office and principal place of business
     ---------------------------------------------------------------------
     located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313
     ----------------------------------------------------------------------
     ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS
     ----------------------------------------------------------------------
     INC., with its office located at 35129 Curtis Boulevard, Eastlake,
     ------------------------------------------------------------------
     Ohio 44095 ("Lender") on or before the Maturity Date (as defined in
     -------------------------------------------------------------------
     the Second Amended and Restated Credit Agreement, dated as of August
     --------------------------------------------------------------------
     17, 1995, between Borrower and Lender, as it may be further extended,
     ---------------------------------------------------------------------
     renewed, amended, modified or supplemented from time to time, "Loan
     -------------------------------------------------------------------
     Agreement"; capitalized terms used herein and not otherwise defined
     -------------------------------------------------------------------
     herein have the meanings given to them in the Loan Agreement) the
     -----------------------------------------------------------------
     principal amount of (a) TWENTY FIVE MILLION DOLLARS ($25,000,000), or,
     ----------------------------------------------------------------------
     if less, (b) the aggregate unpaid principal amount of all Loans not
     -------------------------------------------------------------------
     evidenced by Monthly Revolving Term Notes, all in accordance with the
     ---------------------------------------------------------------------
     Loan Agreement.
     ---------------


               Borrower promises to pay interest on the unpaid principal
     -------------------------------------------------------------------
     amount hereof from time to time outstanding, at the rates and times
     -------------------------------------------------------------------
     and in all cases in accordance with the terms of the Loan Agreement.
     ---------------------------------------------------------------------
     All interest hereunder shall be computed on the actual number of days
     ---------------------------------------------------------------------
     elapsed over a year comprised of 360 days.
     ------------------------------------------



               In case an Event of Default shall occur, the entire unpaid
     --------------------------------------------------------------------
     principal amount of this Note and all accrued but unpaid interest
     -----------------------------------------------------------------
     hereon may become or may be declared to be due and payable in the
     -----------------------------------------------------------------
     manner and with the effect provided in the Loan Agreement.
     ----------------------------------------------------------


               All payments of principal and interest hereunder shall be
     -------------------------------------------------------------------



     made in lawful money of the United States of America and in
     -----------------------------------------------------------
     immediately available funds not later than 12:00 (noon), New York City
     ----------------------------------------------------------------------
     time, to Lender at its account at National City Bank (Cleveland, Ohio)
     ----------------------------------------------------------------------
     (Account No. 2530806, Attention:  Gould Electronics Inc.) or to such
     --------------------------------------------------------------------
     other account as Lender may from time to time designate.
     --------------------------------------------------------


               The date and amount of each Revolving Loan, each prepayment
     ---------------------------------------------------------------------
     of principal thereof by Borrower and each transfer between this Note
     --------------------------------------------------------------------
     and a Monthly Revolving Term Note shall be endorsed by Lender on the
     --------------------------------------------------------------------
     Schedule of Loans attached hereto, or on a continuation of such
     ---------------------------------------------------------------
     schedule attached to and made part hereof, provided that the failure
     --------------------------------------------------------------------
     to make any such endorsement on such schedule shall not limit or
     ----------------------------------------------------------------
     extinguish the obligation of Borrower to repay all Revolving Loans
     ------------------------------------------------------------------
     hereunder.
     -----------


               This Note is a continuation, extension and replacement of
     -------------------------------------------------------------------
     the Master Revolving Note, dated March 17, 1995, made by Borrower in
     --------------------------------------------------------------------
     favor of Lender in the aggregate principal amount of $25,000,000.
     -----------------------------------------------------------------

               All payments to be made hereunder shall be made free and
     ------------------------------------------------------------------
     clear of all present and future taxes, levies, imposts, deductions,
     -------------------------------------------------------------------
     charges or withholdings imposed by any governmental authority and
     -----------------------------------------------------------------
     shall be made without offset, deduction or counterclaim.
     --------------------------------------------------------


               This Note is subject to prepayment, and its maturity is
     -----------------------------------------------------------------
     subject to acceleration, pursuant to the terms provided in the Loan
     -------------------------------------------------------------------
     Agreement.  This Note shall be entitled to the benefit of all of the
     --------------------------------------------------------------------
     terms and conditions and the security of all security interests, liens
     ----------------------------------------------------------------------
     and rights, mortgages and deeds of trust granted by Borrower and its
     --------------------------------------------------------------------
     Subsidiaries to Lender under and pursuant to the Security Agreement
     -------------------------------------------------------------------
     and all other Security Documents including, without limitation, a
     -----------------------------------------------------------------
     Mortgage and Security Agreement dated as of April 27, 1989 and
     --------------------------------------------------------------
     recorded in Official Records Book 16399, page 799 of the public
     ---------------------------------------------------------------
     records of Broward County, Florida and in Official Records Book 3051,
     ---------------------------------------------------------------------
     page 3289 of the public records of Brevard County, Florida, as
     --------------------------------------------------------------
     amended.
     --------


               Borrower and all other parties who, at any time, may be
     -----------------------------------------------------------------
     liable hereon in any capacity hereby waive presentment, demand for
     ------------------------------------------------------------------
     payment, protest or notice of any kind in connection with this Note.
     ---------------------------------------------------------------------
     This Note may not be changed orally, but only by an agreement in
     ----------------------------------------------------------------
     writing which is signed by the party against whom enforcement of any
     --------------------------------------------------------------------
     waiver, change, modification or discharge is sought.
     ----------------------------------------------------



     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
     -------------------------------------------------------------------
     LAWS OF THE STATE OF NEW YORK.
     ------------------------------



                                        ENCORE COMPUTER CORPORATION
     --------------------------------------------------------------







                            By: ROBERT P. WATSON
     ----------------------------------------------------------------------
                                   Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN



     MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                                SCHEDULE OF LOANS
                                -----------------

          Date of        Principal       Prepayment     Outstanding
           Loan          Amount of      of Principal      Balance
                           Loan

                           MONTHLY REVOLVING TERM NOTE
                              March 1995 Borrowings

     $902,250.00                                         New York, New York
                                                              April 1, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of NINE HUNDRED AND TWO THOUSAND AND TWO HUNDRED AND FIFTY DOLLARS ($902,250.00), all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Revolving Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

               This Note is a continuation, extension and replacement of the Monthly Revolving Note, dated April 1, 1995, made by Borrower in favor of Lender in the aggregate principal amount of $902,250.00.

               All payments to be made hereunder shall be made free and clear of all present and future taxes, levies, imposts, deductions, charges or withholdings imposed by any governmental authority and shall be made without offset, deduction or counterclaim.

               This Note is subject to prepayment, and its maturity is subject to acceleration, pursuant to the terms provided in the Loan Agreement. This Note shall be entitled to the benefit of all of the terms and conditions and the security of all security interests, liens and rights, mortgages and deeds of trust granted by Borrower and its Subsidiaries to Lender under and pursuant to the Security Agreement and all other Security Documents including, without limitation, a Mortgage and Security Agreement dated as of April 27, 1989 and recorded in Official Records Book 16399, page 799 of the public records of Broward County, Florida and in Official Records Book 3051, page 3289 of the public records of Brevard County, Florida, as amended.

               Borrower and all other parties who, at any time, may be liable hereon in any capacity hereby waive presentment, demand for payment, protest or notice of any kind in connection with this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                        ENCORE COMPUTER CORPORATION



                             By: ROBERT P. WATSON
                                 --------------------------------
                                 Title:



     FLORIDA DOCUMENTARY STAMP TAX AND INTANGIBLE TAX IN THE APPROPRIATE AMOUNT HAVE BEEN PAID IN FULL UPON RECORDATION OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT DATED AS OF APRIL 27, 1989 AND RECORDED IN OFFICIAL RECORDS BOOK 16399, PAGE 799 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA AND IN OFFICIAL RECORDS BOOK 3051, PAGE 3289 OF THE PUBLIC RECORDS OF BREVARD COUNTY, FLORIDA, AS AMENDED.

                           MONTHLY REVOLVING TERM NOTE
                              April 1995 Borrowings

     $4,322,722.22                                       New York, New York
                                                                May 1, 1995


               FOR VALUE RECEIVED, ENCORE COMPUTER CORPORATION, a Delaware corporation with its executive office and principal place of business located at 6901 West Sunrise Boulevard, Fort Lauderdale, Florida 33313 ("Borrower"), hereby promises to pay to the order of GOULD ELECTRONICS INC., with its office located at 35129 Curtis Boulevard, Eastlake, Ohio 44095 ("Lender") on or before the Maturity Date (as defined in the Second Amended and Restated Credit Agreement, dated as of August 17, 1995, between Borrower and Lender, as it may be further extended, renewed, amended, modified or supplemented from time to time, "Loan Agreement"; capitalized terms used herein and not otherwise defined herein have the meanings given to them in the Loan Agreement), the principal amount of FOUR MILLION THREE HUNDRED AND TWENTY-TWO THOUSAND SEVEN HUNDRED AND TWENTY-TWO DOLLARS AND TWENTY-TWO CENTS ($4,322,722.22), all in accordance with the Loan Agreement.

               Borrower promises to pay interest on the unpaid principal amount hereof from time to time outstanding, at the rates and times and in all cases in accordance with the terms of the Loan Agreement. All interest hereunder shall be computed on the actual number of days elapsed over a year comprised of 360 days.

               In case an Event of Default shall occur, the entire unpaid principal amount of this Note and all accrued but unpaid interest hereon may become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

               All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds not later than 12:00 (noon), New York City time, to Lender at its account at National City Bank (Cleveland, Ohio) (Account No. 2530806, Attention: Gould Electronics Inc.) or to such other account as Lender may from time to time designate.

               The date and amount of each Revolving Loan, each prepayment of principal thereof by Borrower and each transfer between this Note and the Master Revolving Note shall be endorsed by Lender on the Schedule of Loans attached hereto, or on a continuation of such schedule attached to and made part hereof, provided that the failure to make any such endorsement on such schedule shall not limit or extinguish the obligation of Borrower to repay all Revolving Loans hereunder.

               This Note is a continuation, extension and replacement of the Monthly Revolving Note, dated May 1, 1995, made by Borrower in favor of Lender in the aggregate principal amount of $4,322,722.22.